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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 9, 2001


                         TRICON GLOBAL RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)



NORTH CAROLINA                   1-13163                         93-3951308
(State or Other           (Commission File Number)           (I.R.S. Employer
Jurisdiction of                                              Identification No.)
Incorporation)

                 1441 GARDINER LANE,
                 LOUISVILLE, KENTUCKY                           40213
      (Address of Principal Executive Offices)                Zip Code)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (502) 874-8300



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ITEM 5.  OTHER EVENTS

        Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-42969) declared effective by the Securities and Exchange Commission on February 6, 1998 relating to an aggregate of $2,000,000,000 of senior debt securities of TRICON Global Restaurants, Inc. ("Tricon")

ITEM 7.  EXHIBITS

         1.1 Underwriting Agreement, dated April 9, 2001, between Tricon and Goldman, Sachs & Co., as representative for itself and the other Underwriters named therein.

         4.1 Officers' Certificate establishing each of Tricon's 8.5% Senior Notes due April 15, 2006 and 8.875% Senior Notes due April 15, 2011 as a series of securities under the Indenture dated as of May 1, 1998 between Tricon and The First National Bank of Chicago.

         4.2     Form of 8.5% Senior Note due April 15, 2006 (included in
Exhibit 4.1).

         4.3     Form of 8.875% Senior Note due April 15, 2011 (included in
Exhibit 4.1).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TRICON GLOBAL RESTAURANTS, INC.
                                                     (Registrant)

Date:    April 18, 2001                 By: /s/ Matthew M. Preston
                                            -----------------------------------
                                        Name:   Matthew M. Preston
                                        Title:  Vice President and
                                                Assistant General Counsel